UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition

On August 3, 2010 Great Lakes Dredge & Dock Corporation (the “Company”) issued an earnings release announcing its financial results for the three and six months ended June 30, 2010, and announcing a conference call and webcast to be held at 10:30 a.m. (C.D.T.) on Tuesday, August 3, 2010 to discuss these results. A copy of the earnings release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 are furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2010, the Board of Directors (the “Board”) of the Company voted to increase the size of the Board from seven to eight members. The Board also voted to elect Mr. Carl A. Albert to the Board, effective July 30, 2010, to fill the new vacancy on the Board. Mr. Albert will serve in the class of directors whose term expires at the Company’s 2013 Annual Meeting of Stockholders.

Mr. Albert is currently the chair of the board and chief executive officer of Fairchild Venture Capital Corporation, a private investment firm. Mr. Albert is also the chair of the board of directors of Boise, Inc.

Mr. Albert will receive the standard compensation amounts payable to non-employee directors of the Company, as described in the Company’s definitive proxy statement filed with the Commission on April 6, 2010. Such compensation consists of an annual retainer of $125,000, payable quarterly in arrears. The retainer is payable 50% in cash and 50% in the Company’s common stock.

The Company is not aware of any arrangement or understanding between Mr. Albert and any other person, pursuant to which Mr. Albert was selected as a director. Neither Mr. Albert nor any of his immediate family members have been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

99.1	Earnings Release of Great Lakes Dredge & Dock Corporation dated August 3, 2010 announcing financial results for the three and six months ended June 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/S/ DEBORAH A. WENSEL
Date:	August 3, 2010	Deborah A. Wensel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Earnings Release of Great Lakes Dredge & Dock Corporation dated August, 2010 announcing financial results for the three and six months ended June 30, 2010.

4